Exhibit 10.3

SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SEVENTH AMENDMENT, dated as of December 22, 2017 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of November 16, 2007, as amended and restated as of October 17, 2011 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation ("Parent"), and each of Parent's domestic Subsidiaries identified on the signature pages hereof as a Borrower (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "U.S. Borrower", and collectively, jointly and severally, as the "U.S. Borrowers"), TAKE TWO GB LTD., a company incorporated under the laws of England and Wales (the "U.K. Borrower", and together with the U.S. Borrowers, each a "Borrower" and collectively, the "Borrowers"), and each of Parent's Subsidiaries identified on the signature pages hereof as a Guarantor (such Subsidiaries are referred to hereinafter each individually as a "Guarantor", and individually and collectively, jointly and severally, as the "Guarantors"; and together with Borrowers, each a "Loan Party" and collectively, the "Loan Parties").
WHEREAS, the Loan Parties, the Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms set forth herein;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
1.    Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.
2.    Amendments.
(a) The definition of "Permitted Investments" in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Permitted Investments" means (a) Investments in cash and Cash Equivalents, (b) Investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to a Loan Party or any Subsidiary of a Loan Party effected in the ordinary course of business or owing to a Loan Party or any Subsidiary of a Loan Party as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or any Subsidiary of a Loan Party, (e) advances, guarantees or royalty or other payments made to third parties in the ordinary course of business with respect to licensing or acquisition of intellectual property rights or for development services for specific titles, (f) Investments (including intercompany Indebtedness) existing as of the Closing Date of Loan Parties in each other Loan Party and in their respective Subsidiaries, (g) Investments by Parent or any of its Subsidiaries after the Closing Date in any other Loan Party or Subsidiary to the extent that such Subsidiary guaranties the Obligations, (h) deposits made in the ordinary course of business to secure the performance of leases or other contractual arrangement, (i) Investments consisting of promissory notes and/or equity securities issued by purchaser(s) in connection with the sale or assets to the extent permitted hereunder, (j) guarantees constituting Indebtedness permitted hereunder, (k) Investments received in connection with the bankruptcy or reorganization of suppliers and customers arising in the ordinary course of business, (l) Investments in Hedge Agreements, (m) Permitted Acquisitions, (o) joint ventures, so long as (i) immediately before and after such Investment, no Event of Default shall have occurred and be continuing, (ii) the average amount of Liquidity for the prior 30 day period and the amount of Liquidity immediately after such Investment is not less than (A) $30,000,000, if such Investment is not in excess of $20,000,000 and (B) if such Investment is in excess of $20,000,000, the sum of (1) $30,000,000 plus (2) the amount of such Investment in excess of $20,000,000, and (iii) the aggregate amount of such Investment shall not exceed $50,000,000 in any year and $200,000,000 in the aggregate during the term of this Agreement, (p) subject to the limitations set forth in Section 6.10, the repurchase by Parent of its issued and outstanding shares of common Stock through open market purchases pursuant to a publicly announced common stock repurchase program, (q) Investments by any of Parent's Subsidiaries that are not a Loan Party in any other Subsidiaries of Parent that are not a Loan Party, (r) Investments by any Loan Party in any of Parent's Subsidiaries that are not a Loan Party so long as (i) immediately before and after such Investment, no Event of Default shall have occurred and be continuing and (ii) the aggregate amount of such Investments shall not exceed $30,000,000 at any time outstanding, or (s) Investments pursuant to the Assignment Agreement.
(b) The definition of "Permitted Liens" in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
""Permitted Liens" means (a) Liens held by Agent to secure the Obligations, (b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over the Agent's Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests, (c) judgment Liens that do not constitute an Event of Default under Section 7.7 of the Agreement, (d) Liens set forth on Schedule P-1, provided that any such Lien only secures the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof, (e) the interests of lessors under operating leases, (f) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof, (g) Liens arising by operation of Law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens on amounts deposited in connection with obtaining worker's compensation or other unemployment insurance, (i) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (j) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (k) with respect to any Real Property, easements, covenants, restrictions, agreements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, (l) Liens arising from precautionary financing statements regarding consignments, (m) any Liens on Real Property that do not materially detract from the value of such property or asset, (n) any Liens securing Subordinated Indebtedness, provided that such Liens are subject to the subordination agreement described in the definition of Subordinated Indebtedness, (o) Liens on Take Two International SA's account at Credit Suisse securing the Indebtedness of Take Two International SA incurred with respect to (i) the foreign exchange contracts in an aggregate principal amount not to exceed $1,500,000 at any time outstanding and (ii) the rental guarantee in an aggregate principal amount not to exceed CHF 190,150 at any time outstanding, in each case, issued by Credit Suisse, (p) Liens in favor of PayPal, Inc. solely on amounts deposited with PayPal, Inc.; provided, that not more than $150,000 is on deposit with PayPal, Inc. at any time, (q) any Liens securing Indebtedness permitted pursuant to Section 6.1(n) of the Agreement, (r) rights of setoff or bankers' liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such Deposit Accounts in the ordinary course of business, (s) Liens of a collection bank on items in the ordinary course of collection or in connection with the negotiation of instruments by a collection bank and (t) any Liens on cash collateral on deposit in that certain account set forth in the Assignment Agreement and maintained at Branch Banking and Trust Company in an aggregate amount not to exceed $4,000,000 securing Indebtedness permitted pursuant to Section 6.1(o) of the Agreement."
(c)    The following new definition of "Assignment Agreement" is added in alphabetical order to Schedule 1.1 of the Credit Agreement to read as follows:
“Assignment Agreement” means that certain assignment of Deposit Account, dated as of December 22, 2017, by and among the Parent, Branch Banking and Trust Company and the other parties named therein, as in effect on the Seventh Amendment Effective Date.”
(d)    The following new definition of "Seventh Amendment" is added in alphabetical order to Schedule 1.1 of the Credit Agreement to read as follows:
“Seventh Amendment” means the Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of December 22, 2017 by and among the Agent, the Lenders and the Loan Parties."
(e)    The following new definition of "Seventh Amendment Effective Date" is added in alphabetical order to Schedule 1.1 of the Credit Agreement to read as follows:
"'Seventh Amendment Effective Date' has the meaning specified therefor in Section 3 of the Seventh Amendment."
(f)    Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"6.1    Indebtedness. Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except
(a)    Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit,
(b)    Indebtedness set forth on Schedule 4.19 and any Refinancing Indebtedness in respect of such Indebtedness,
(c)    Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness,
(d)    endorsement of instruments or other payment items for deposit,
(e)    Indebtedness composing Permitted Investments,
(f)    Indebtedness consisting of unsecured intercompany loans and advances among Loan Parties, subject to the terms and provisions of the Intercompany Subordination Agreement,
(g)    so long as no Event of Default has occurred and is continuing or would result from the incurrence thereof, Subordinated Indebtedness,
(h)    Indebtedness in respect of obligations under non-speculative Hedge Agreements entered into in the ordinary course of business in accordance with this Agreement and solely for hedging purposes,
(i)    unsecured Indebtedness of Loan Parties so long as (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to Agent;
(j)    unsecured Indebtedness of Loan Parties in respect of any contingent earn-out obligations incurred in connection with a Permitted Acquisition that are subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to Agent;
(k)    certain Indebtedness of the Parent set forth on Schedule 6.1(k);
(l)    Indebtedness of Take Two International SA incurred with respect to (i) the foreign exchange contracts in an aggregate principal amount not to exceed $1,500,000 at any time outstanding and (ii) the rental guarantee in an aggregate principal amount not to exceed CHF 190,150 at any time outstanding, in each case, issued by Credit Suisse;
(m)    unsecured Indebtedness of the Parent with respect to any option transaction with respect to its common Stock entered into in connection with any Indebtedness permitted to be incurred pursuant to Section 6.1(k);
(n)    so long as no Event of Default has occurred and is continuing or would result from the incurrence thereof, secured Indebtedness of Excluded Foreign Subsidiaries in an aggregate principal amount not to exceed $25,000,000 at any time outstanding,
(o)    Indebtedness of the Parent pursuant to the Assignment Agreement; and
(p)    unsecured Indebtedness of any Loan Party other than the Indebtedness set forth in clauses (a) through (o) above in an aggregate principal amount not to exceed $30,000,000 at any time outstanding."
3.    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent and the Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent and the Lenders is hereinafter referred to as the "Seventh Amendment Effective Date"):
(a)    Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 4 of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Seventh Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Amendment on and as of the Seventh Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Seventh Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(b)    Execution of Amendment. The Agent and the Required Lenders shall have executed this Amendment and shall have received a counterpart to this Amendment, duly executed by the Borrowers and each Guarantor.
4.    Representations and Warranties. Each of the Borrowers and the Guarantors represents and warrants as follows:
(a)    The execution, delivery and performance by the Borrowers or such Guarantor of this Amendment (including, without limitation, Section 5) and the performance by the Borrowers or such Guarantor of the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and the Borrowers or such Guarantor has all requisite power, authority and legal right to execute, deliver and perform this Amendment (including, without limitation, Section 5) and to perform the Credit Agreement, as amended hereby.
(b)    This Amendment and the Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrowers or such Guarantor, enforceable against the Borrowers or such Guarantor in accordance with the terms thereof, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
(c)    The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Amendment on and as of the Seventh Amendment Effective Date as though made on and as of the Seventh Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Seventh Amendment Effective Date, or would result from this Amendment becoming effective in accordance with its terms.
5.    Release. Each of the Borrowers and the Guarantors may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents. The Agent, the Lenders, the Borrowers and the Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each of the Borrowers and the Guarantors makes the releases contained in this Section 5. In consideration of the Agent and the Lenders entering into this Amendment and agreeing to substantial concessions as set forth herein, each of the Borrowers and the Guarantors hereby fully and unconditionally releases and forever discharges each of the Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the "Released Parties"), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which the Borrowers or the Guarantors has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Advances, the Obligations, the Credit Agreement or any of the Loan Documents (collectively, all of the foregoing, the "Claims"). Each of the Borrowers and the Guarantors represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by the Borrowers or the Guarantors against the Released Parties which is not released hereby. Each of the Borrowers and the Guarantors represents and warrants that the foregoing constitutes a full and complete release of all Claims.

6.    Miscellaneous.
(a)    Continued Effectiveness of the Credit Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Seventh Amendment Effective Date (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment. To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent and the Lenders (including the Issuing Lender) under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.
(b)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.
(c)    Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(d)    Costs and Expenses. The U.S. Borrowers agree to pay on demand all Lender Group Expenses in connection with the preparation, execution and delivery of this Amendment.
(e)    Amendment as Loan Document. The Borrowers and each Guarantor hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by the Borrowers or any Guarantor under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrowers or any Guarantor shall fail to perform or observe any term, covenant or agreement contained in this Amendment.
(f)    Governing Law. This Amendment shall be governed by the laws of the State of New York.
(g)    Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

U.S. BORROWERS:
TAKE-TWO INTERACTIVE SOFTWARE, INC.,
a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	EVP & GC

WC HOLDCO, INC., a New York corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

U.K. BORROWER:
TAKE-TWO GB LIMITED
a company incorporated under the laws of England and Wales

By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

GUARANTORS:
2K GAMES, INC., a Delaware corporation
2KSPORTS, INC., a Delaware corporation
FIRAXIS GAMES, INC., a Delaware corporation
FROG CITY SOFTWARE, INC., a Delaware corporation

By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Vice President

2K PLAY, INC., a Delaware corporation
INDIE BUILT, INC., a Delaware corporation
INVENTORY MANAGEMENT SYSTEMS, INC., a Delaware corporation
KUSH GAMES, INC., a California corporation
2K VEGAS, INC., a Delaware corporation
TALONSOFT, INC., a Delaware corporation
VISUAL CONCEPTS ENTERTAINMENT, a California corporation
VLM ENTERTAINMENT GROUP, INC., a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

ROCKSTAR SAN DIEGO, INC., a Virginia corporation
GHOST STORY GAMES, LLC, a Delaware limited liability company
ROCKSTAR GAMES, INC., a Delaware corporation

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	Vice President

CAT DADDY GAMES, L.L.C., a Washington limited liability company

By: Take-Two Interactive Software, Inc., its sole member

By:	/s/ Daniel Emerson
Name:	Daniel Emerson
Title:	EVP & GC

JOYTECH EUROPE LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson

Title: Director
TAKE TWO INTERACTIVE SOFTWARE EUROPE LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

DMA DESIGN HOLDINGS LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director
ROCKSTAR LINCOLN LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director
ROCKSTAR LEEDS LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

ROCKSTAR LONDON LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director
ROCKSTAR NORTH LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

ROCKSTAR INTERNATIONAL LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director
VENOM GAMES LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

TAKE TWO INTERNATIONAL GMBH, a company incorporated under the laws of Switzerland

By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

2K MARIN, INC., a Delaware corporation

By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Vice President

ROCKSTAR NEW ENGLAND, INC., a Delaware corporation

By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Vice President

WEAZEL STUDIOS INCORPORATED,
a Delaware corporation

By:	/s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

2K, INC.,
a New York corporation

By:	/s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

2K GAMES SOUNDS LLC,
a Delaware limited liability company
2K GAMES SONGS LLC,
a Delaware limited liability company
2K GAMES TUNES LLC,
a Delaware limited liability company
ROCKSTAR GAMES SONGS LLC,
a Delaware limited liability company
ROCKSTAR GAMES SOUNDS LLC,
a Delaware limited liability company
ROCKSTAR GAMES TUNES LLC,
a Delaware limited liability company
DOUBLE TAKE LLC,
a Delaware limited liability company
TAKE-TWO HOLDINGS LLC,
a Delaware limited liability company
TAKE-TWO HOLDINGS II LLC,
a Delaware limited liability company

By: Take-Two Interactive Software, Inc., the sole managing member

By:	/s/ Daniel Emerson
Name: Daniel Emerson
Title: EVP & GC

TAKE-TWO INTERACTIVE SOFTWARE UK LIMITED, a company incorporated under the laws of England and Wales
By: /s/ Daniel Emerson
Name: Daniel Emerson
Title: Director

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Jon Lareau
Name:	Jon Lareau
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Authorized Officer

CITIBANK, N.A., as a Lender

By:	/s/ Kahlil Morse
Name:	Kahlil Morse
Title:	Authorized Signatory